Exhibit 10.4
XPLR Infrastructure, LP
AMENDED AND RESTATED 2024 LONG TERM INCENTIVE PLAN
XPLR Infrastructure, LP, a limited partnership (the “Partnership”), sets forth herein the terms of its Amended and Restated 2024 Long Term Incentive Plan (the “Plan”), as follows:
1. PURPOSE
The Plan is intended to (1) provide participants with an incentive to contribute to the Partnership’s success and to manage the Partnership’s business in a manner that will provide for the Partnership’s long-term growth and profitability to benefit its unitholders and other important stakeholders, including its employees and customers, and (2) provide a means of obtaining, rewarding and retaining key personnel.
2. DEFINITIONS
For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:
2.1 “Affiliate” of the Partnership means any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person in question. As used herein, the term “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
2.2 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Units are listed.
2.3 “Award” means a grant under the Plan of an Option, a Unit Appreciation Right, Restricted Units, Deferred Units, Unrestricted Units, a Performance Unit or other Performance-Based Award, or an Other Equity-Based Award.
2.4 “Award Agreement” means the agreement between the Partnership and a Grantee that evidences and sets out the terms and conditions of an Award.
2.5 “Board” means the Board of Directors of the Partnership.
2.6 “Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Partnership or an Affiliate, (a) repeated violations by such Grantee of such Grantee’s obligations to the Partnership or such Affiliate (other than as a result of incapacity due to physical or mental illness) which are demonstrably willful and deliberate on such Grantee’s part, which are committed in bad faith or without reasonable belief that such violations are in the best interests of the Partnership or such Affiliate and which are not remedied within a reasonable period of time after such Grantee’s receipt of written notice from the Partnership specifying such violations, (b) the conviction of such Grantee of a felony involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Partnership or an Affiliate, or (c) prior to a Change in Control, such other events as shall be determined by the Committee in its sole discretion. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.
2.7 “Change in Control” means the occurrence of any Person, other than a Person approved by the Partnership, becoming the general partner of the Partnership.
2.8 “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.9 “Committee” means a committee of, and designated from time to time by resolution of, the Board.
2.10 “Deferred Unit” means a bookkeeping entry representing the equivalent of one (1) Unit awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting, or (b) is subject to time-based vesting, but not to performance-based vesting.
2.11 “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a Unit is required to be established for purposes of the Plan.
2.12 “Disability” means any condition as a result of which a Grantee is determined to be totally disabled for purposes of (a) the Partnership’s executive long-term disability plan, for Grantees who participate in such plan, or (b) the Partnership’s long-term disability plan, for Grantees who do not participate in the Partnership’s executive long-term disability plan.
2.13 “Employee” means, as of any date of determination, an employee (including an officer) of the Partnership or an Affiliate.
2.14 “Effective Date” shall have the meaning set forth in Section 5.1.
2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.
2.16 “Fair Market Value” means the fair market value of a Unit for purposes of the Plan, which shall be determined as of any Determination Date as follows:
(a) If on such Determination Date the Units are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a Units shall be the closing price of the Unit on the trading day immediately preceding such Determination Date as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on the trading day immediately preceding such Determination Date, the Fair Market Value of a Unit shall be the closing price of the Unit on the next preceding day on which any sale of Units shall have been reported on such Stock Exchange or such Securities Market.
(b) If on such Determination Date the Units are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Unit shall be the value of the Unit on such Determination Date as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
2.17 “General Partner” means XPLR Infrastructure Partners GP, Inc.
2.18 “Grant Date” means, as determined by the Committee, (a) the date as of which the Committee completes the corporate action constituting the Award or (b) such date subsequent to the date specified in clause (a) above as may be specified by the Committee.
2.19 “Grantee” means a person who receives or holds an Award under the Plan.
2.20 “Option” means an option to purchase one or more Units pursuant to the Plan, which will be non-qualified options (i.e. options that do not meet the requirements of section 422 of the Code).
2.21 “Option Price” means the exercise price for each Unit subject to an Option.
2.22 “Outside Director” means a member of the Board who is not an Employee.
2.23 “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Units, other than an Option, a Unit Appreciation Right, Restricted Units, a Deferred Unit or Unrestricted Units.
2.24 “Partnership” means XPLR Infrastructure, LP.

2.25 “Performance-Based Award” means an Award of Options, Unit Appreciation Rights, Restricted Units, Deferred Units, Performance Units or Other Equity-Based Awards made subject to the achievement of performance goals (as provided in Section 14) over a performance period specified by the Committee.
2.26 “Plan” means this XPLR Infrastructure, LP. Amended and Restated 2024 Long Term Incentive Plan.
2.27 “Person” means “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act (or any successor section thereto).
2.28 “Prior Plan” means the Partnership’s 2014 Long Term Incentive Plan.
2.29 “Restricted Period” shall have the meaning set forth in Section 10.2.
2.30 “Restricted Units” means Units awarded to a Grantee pursuant to Section 10.
2.31 “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.
2.32 “Service” means service of a Grantee as an Employee or service of such Grantee as a member of the Board or of the board of directors or similar governing body of any Affiliate. Unless otherwise provided in the applicable Award Agreement, in another agreement with the Grantee or otherwise in writing, such Grantee’s change in position or duties with the Partnership or any Affiliate shall not result in interrupted or terminated Service, so long as the Grantee continues to be an Employee or continues to serve as a member of the Board or of the board of directors or similar governing body of any Affiliate. Any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive. A Grantee shall not be considered to have terminated Service with the Partnership or any of its Affiliates for purposes of any payments under this Plan which are subject to Section 409A of the Code until the Grantee has incurred a “separation from service” from the Partnership or such Affiliate within the meaning of Section 409A of the Code.
2.33 “Stock Exchange” means the New York Stock Exchange or another established national or regional stock exchange.
2.34 “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Partnership or an Affiliate or with which the Partnership or an Affiliate has combined or will combine.
2.35 “Units” means the common units, par value $0.01 per unit, of the Partnership, or any security which units may be changed into or for which units may be exchanged.
2.36 “Unit Appreciation Right” or “UAR” means a right granted to a Grantee pursuant to Section 9.
2.37 “UAR Price” shall have the meaning set forth in Section 9.1
2.38 “Unrestricted Units” shall have the meaning set forth in Section 11.
Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”
References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3. ADMINISTRATION OF THE PLAN
3.1 Committee.
3.1.1 Powers and Authorities.
The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present (a majority of the Committee shall constitute a quorum), or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Partnership’s partnership agreement and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement. In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee
3.1.2 Composition of Committee; Delegation.
The Committee shall be a committee composed of not fewer than two directors of the Partnership designated by the Board to administer the Plan and such committee members shall satisfy any independence standards required by Applicable Law or Stock Exchange. The Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Partnership or any Affiliate provided that such delegation and grants are consistent with Applicable Law. No delegation shall permit the grant of Awards to individuals who are subject to either the reporting requirements of Section 16(a) of the Exchange Act or the short-swing trading provisions of Section 16(b) of the Exchange Act.
3.2 Board.
The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Partnership’s partnership agreement and bylaws and Applicable Laws.
3.3 Terms of Awards.
3.3.1 Committee Authority.
Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(a) designate Grantees;
(b) determine the type or types of Awards to be made to a Grantee;
(c) determine the number of Units to be subject to an Award;

(d) establish the terms and conditions of each Award (including the Option Price of any Option), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or Units subject thereto, and the treatment of an Award in the event of a Change in Control (subject to applicable agreements);
(e)    prescribe the form of each Award Agreement evidencing an Award; and
(f) subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair the Grantee’s rights under such Award.
3.3.2 Forfeiture; Recoupment.
The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Partnership or any Affiliate, (d) confidentiality obligation with respect to the Partnership or any Affiliate, (e) Partnership policy or procedure, (f) other agreement or (g) any other obligation of such Grantee to the Partnership or any Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Partnership or such Affiliate and such Grantee, as applicable. Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Partnership to the extent the Grantee is, or in the future becomes, subject to (a) any Partnership “clawback” or recoupment policy that is adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment under circumstances set forth in such law, rule or regulation.
3.4 No Repricing.
Except in connection with a transaction involving the Partnership (including, without limitation, any distribution (whether in the form of cash, Units, other securities or other property), unit split, extraordinary cash distribution, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Units or other securities or similar transaction), the Partnership may not, without obtaining unitholder approval: (a) amend the terms of outstanding Options or UARs to reduce the exercise price of such outstanding Options or UARs; (b) cancel outstanding Options or UARs in exchange for Options or UARs with an exercise price that is less than the exercise price of the original Options or UARs; or (c) cancel outstanding Options or UARs with an exercise price above the current unit price in exchange for cash or other securities.
3.5 Deferral Arrangement.
The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish. Any such deferrals shall be made in a manner that complies with Code Section 409A.
3.6 No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.
3.7 Registration; Units Certificates.
Notwithstanding any provision of the Plan to the contrary, the ownership of the Units issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate.
4. UNITS SUBJECT TO THE PLAN
4.1 Number of Units Available for Awards.
Subject to such additional Units as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Sections 4.2 and 16, the maximum number of Units available for issuance under the Plan shall be equal to 2,000,000 Units, plus the number of Units subject to awards outstanding under the Prior Plan as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Units.
4.2 Adjustments in Authorized Units.
In the event of any change in the outstanding Units by reason of any Unit distribution or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Units or other corporate exchange, or any distribution to holders of Units other than regular cash distributions or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Units or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price or exercise price of any Unit Appreciation Right and/or (iii) any other affected terms of such Awards.
4.3 Units Usage.
(a) Units subject to an Award shall be counted as used as of the Grant Date.
(b) Any Units that are subject to Awards, shall be counted against the Units issuance limit set forth in Section 4.1 as one (1) Unit for every one (1) Unit subject to an Award. With respect to UARs, the number of Units subject to an Award of UARs will be counted against the aggregate number of Units available for issuance under the Plan regardless of the number of Units actually issued to settle the UAR upon exercise. The target number of Units issuable under a Performance Units grant shall be counted against the Units issuance limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of Units issued upon settlement of the Performance Units to the extent different from such target number of Units.
(c) Notwithstanding anything to the contrary in Section 4.3(a) or Section 4.3(b), any Units subject to Awards under the Plan which thereafter terminate by expiration, forfeiture, cancellation, or otherwise, without the issuance of such Units, shall be available again for issuance under the Plan.
(d) Notwithstanding anything to the contrary in this Section 4, the number of Units (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of Units upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award in connection with the Partnership’s tax withholding obligations as provided in Section 17.3 or (iii) purchased by the Partnership with proceeds from Option exercises will not increase the number of Units available for issuance under the Plan.
5. EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION
5.1 Effective Date.

The Plan was adopted by the Board on February 20, 2024, subject to unitholder approval at the next annual meeting. The Plan became effective at the time of unitholder approval (the “Effective Date”). The Plan was subsequently amended and restated on February 9, 2026, subject to unitholder approval at the next annual meeting.
5.2 Term.
The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.
5.3 Amendment and Termination.
The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Units as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Partnership’s unitholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Units are then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Partnership’s unitholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.
6. AWARD ELIGIBILITY AND LIMITATIONS
6.1 Eligible Service Providers.
Subject to this Section 6, Awards may be made under the Plan to any individual who is an Employee or a non-employee director (or other independent service provider of the Partnership or an Affiliate) as the Committee shall determine and designate from time to time.
6.2 Minimum Vesting Requirement.
Notwithstanding any other provision of the Plan to the contrary, any Award granted under the Plan shall vest no earlier than the first anniversary of the Grant Date of such Award; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (a) Substitute Awards; (b) Units delivered in lieu of fully vested cash obligations; and (c) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the Units authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment pursuant to Section 16); and, provided further that the foregoing restriction shall not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, pursuant to the terms of the applicable Award Agreement, or otherwise. For purposes of this Section 6.2, “accelerated exercisability or vesting” shall mean the immediate and permanent vesting of an Award without further conditions or restrictions, and shall not include the continued vesting of an unvested Award.
7. AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan.
8. TERMS AND CONDITIONS OF OPTIONS
8.1 Option Price.
The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value of one (1) Unit on the Grant Date.

8.2 Vesting.
Subject to Section 6.2, Section 8.3 and Section 16, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing.
8.3 Term.
Each Option granted under the Plan shall terminate, and all rights to purchase Units thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option.
8.4 Termination of Service.
Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service.
8.5 Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 16 which results in the termination of such Option.
8.6 Method of Exercise.
Subject to the terms of Section 12 and Section 16, an Option that is exercisable may be exercised by the Grantee’s delivery to the Partnership or its designee or agent of notice of exercise on any business day, at the Partnership’s principal office or the office of such designee or agent, on the form specified by the Partnership and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of Units with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the Units for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Partnership may, in its judgment, be required to withhold with respect to the exercise of such Option.
8.7 Rights of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a unitholder of the Partnership (for example, the right to receive distributions attributable to the Units subject to such Option, to direct the voting of the Units subject to such Option, or to receive notice of any meeting of the Partnership’s unitholders) until the Units subject thereto are fully paid and issued to such Grantee or other person.
8.8 Delivery of Units.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the Units subject to such Option as shall be consistent with Section 3.7.
8.9 Transferability of Options.
During the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. No Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9. TERMS AND CONDITIONS OF UNIT APPRECIATION RIGHTS

9.1 Right to Payment and Grant Price.
A UAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) Unit on the date of exercise over (y) the per unit exercise price of such UAR (the “UAR Price”) as determined by the Committee. The Award Agreement for a UAR shall specify the UAR Price, which shall be no less than the Fair Market Value of one (1) Unit on the Grant Date of such UAR. UARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award, provided that a UAR that is granted subsequent to the Grant Date of a related Option must have a UAR Price that is no less than the Fair Market Value of one (1) Unit on the Grant Date of such UAR.
9.2 Other Terms.
Subject to Section 6.2, the Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a UAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which UARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Units shall be delivered or deemed to be delivered to Grantees, whether or not a UAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any UAR.
9.3 Term.
Each UAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such UAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such UAR.
9.4 Transferability of UARS.
During the lifetime of a Grantee of a UAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such UAR. No UAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
10. TERMS AND CONDITIONS OF RESTRICTED UNITS AND DEFERRED UNITS
10.1 Grant of Restricted Units or Deferred Units.
Awards of Restricted Units and Deferred Units may be made for consideration or for no consideration, other than the par value of the Unit, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Partnership or an Affiliate.
10.2 Restrictions.
At the time a grant of Restricted Units or Deferred Units is made, the Committee may, in its sole discretion, (a) subject to Section 6.2, establish a period of time (a “Restricted Period”) applicable to such Restricted Units or Deferred Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Units or Deferred Units as provided in Section 14.
10.3 Registration; Restricted Units Certificates.
Pursuant to Section 3.7, to the extent that ownership of Restricted Units is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Units under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Partnership may issue, in the name of each Grantee to whom Restricted Units has been granted, unit certificates representing the total number of Restricted Units granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Units. The Committee may provide in an Award Agreement that either (a) the Secretary of the Partnership shall hold such certificates for such Grantee’s benefit until such time as such Units of Restricted Units are forfeited to the Partnership or the restrictions applicable thereto lapse and such Grantee shall deliver a power to the Partnership with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Units under the Plan and such Award Agreement.
10.4 Rights of Holders of Restricted Units.
Unless the Committee otherwise provides in an Award Agreement or in the partnership agreement, holders of Restricted Units shall have the right to vote such Units and the right to receive any distributions paid with respect to such Units. The Committee may provide that such distributions may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to the Restricted Units. Distributions paid on Restricted Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Units are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Units shall promptly forfeit and repay to the Partnership such distribution payments. All unit distributions, if any, received by a Grantee with respect to Restricted Units as a result of any unit split, distribution, combination of units, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Units.
10.5 Rights of Holders of Deferred Units.
10.5.1 Voting and Distribution Rights.
Holders of Deferred Units shall have no rights as unitholders of the Partnership (for example, the right to receive cash distributions attributable to the Units subject to such Deferred Units, to direct the voting of the Units subject to such Deferred Units, or to receive notice of any meeting of the Partnership’s unitholders). The Committee may provide in an Award Agreement evidencing a grant of Deferred Units that the holder of such Deferred Units shall be entitled to receive the Partnership’s payment of a cash distribution on its outstanding Units. Such cash payments paid in connection with Deferred Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Deferred Units are achieved, and if such performance goals are not achieved, the Grantee of such Deferred Units shall promptly forfeit and repay to the Partnership such cash payments.
10.5.2 Creditor’s Rights.
A holder of Deferred Units shall have no rights other than those of a general unsecured creditor of the Partnership. Deferred Units represent an unfunded and unsecured obligation of the Partnership, subject to the terms and conditions of the applicable Award Agreement.
10.6 Termination of Service.
Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Units or Deferred Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Units or Deferred Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Units or any right to receive distributions with respect to such Restricted Units or Deferred Units.

10.7 Delivery of Units.
Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Restricted Units or Deferred Units settled in Units shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a unit certificate evidencing ownership of such Units shall be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Deferred Units once the Units represented by such Deferred Units have been delivered.
11. TERMS AND CONDITIONS OF UNRESTRICTED UNITS AWARDS AND OTHER EQUITY-BASED AWARDS
11.1 Unrestricted Unit Awards.
The Committee may, in its sole discretion, grant an Award to any Grantee pursuant to which such Grantee may receive Units free of any restrictions (“Unrestricted Units”) under the Plan, subject to Section 6.2. Unrestricted Unit Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Partnership or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.
11.2 Other Equity-Based Awards.
The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with, subject to Section 6.2, vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.
12. FORM OF PAYMENT FOR OPTIONS
12.1 General Rule.
Payment of the Option Price for the Units purchased pursuant to the exercise of an Option shall be made in cash or in cash equivalents acceptable to the Partnership.
12.2 Surrender of Units.
To the extent that the applicable Award Agreement so provides, payment of the Option Price for Units purchased pursuant to the exercise of an Option may be made all or in part through the tender or attestation to the Partnership of Units, which shall be valued, for purposes of determining the extent to which such Option Price has been paid thereby, at their Fair Market Value on the date of exercise.
12.3 Cashless Exercise.
To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for Units purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Partnership to sell Units and to deliver all or part of the proceeds of such sale to the Partnership in payment of such Option Price and any withholding taxes, or, with the consent of the Partnership, by issuing the number of Units equal in value to the difference between such Option Price and the Fair Market Value of the Units subject to the portion of such Option being exercised.
13. [RESERVED]
14. TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS
14.1 Grant of Performance-Based Awards.
Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.
14.2 Value of Performance-Based Awards.
Each grant of a Performance-Based Award shall have an initial value or target number of Units that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of Units subject to a Performance-Based Award that will be paid out to the Grantee thereof.
14.3 Earning of Performance-Based Awards.
Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of Performance- Based Awards shall be entitled to receive a payout on the value or number of the Performance-Based Awards earned by such Grantee over such Performance Period.
14.4 Form and Timing of Payment of Performance-Based Awards.
Payment of earned Performance-Based Awards shall be as determined by the Committee and as evidenced in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance- Based Awards in Units and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals have been achieved, provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any Units paid out under such Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the Awards.
14.5 Performance Goals.
Subject to Section 6.2, the right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance goals as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance goals.
14.6 Settlement of Awards; Other Terms
Settlement of Performance-Based Awards shall be in Units, other Awards or other property, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards.
15. REQUIREMENTS OF LAW

The Partnership shall not be required to offer, sell or issue any Units under any Award, whether pursuant to the exercise of an Option or UAR or otherwise, if the offer, sale or issuance of such Units would constitute a violation by the Grantee, the Partnership or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Partnership shall determine, in its discretion, that the listing, registration or qualification of any Units subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of Units in connection with any Award, no Units may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or UAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Partnership, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any UAR that may be settled in Units or the delivery of any Units underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the Units subject to such Award, the Partnership shall not be required to offer, sell or issue such Units unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or UAR or accepting delivery of such Units may acquire such Units pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Partnership may register, but shall in no event be obligated to register, any Units or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Partnership shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a UAR or the issuance of Units or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or UAR that may be settled in Unit shall not be exercisable until the Unit subject to such Option or UAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or UAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
16. CHANGE IN Control
16.1 Change in Control in which Awards are not Assumed.
Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, UARs, Restricted Units, Deferred Units, or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:
(a) in each case with the exception of Performance-Based Awards,
(i) all outstanding Restricted Units shall be deemed to have vested, all Deferred Units shall be deemed to have vested and the Units subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and UARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days; or
(ii) the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Units, Deferred Units, and/or UARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Units and Deferred Units equal to the formula or fixed price per Units paid to holders of Units pursuant to such Change in Control and, in the case of Options or UARs, equal to the product of the number of Units subject to such Options or UARs (the “Award Units”) multiplied by the amount, if any, by which (x) the formula or fixed price per Units paid to holders of Units pursuant to such transaction exceeds (y) the Option Price or UAR Price applicable to such Award Units.

(b) For Performance-Based Awards denominated in Units, if less than half of the Performance Period has lapsed, such Performance-Based Awards shall be converted into Restricted Units or Performance Units assuming target performance has been achieved (or into Unrestricted Units if no further restrictions apply). If at least half the Performance Period has lapsed, such Performance-Based Awards shall be converted into Restricted Units or Performance Units based on actual performance to date (or into Unrestricted Units if no further restrictions apply). If actual performance is not determinable, such Performance-Based Awards shall be converted into Restricted Units or Performance Units assuming target performance has been achieved, based on the discretion of the Committee (or into Unrestricted Units if no further restrictions apply).
(c)    Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.
With respect to the Partnership’s establishment of an exercise window, (A) any exercise of an Option or UAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and UARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and UARs not later than the time at which the Partnership gives notice thereof to its unitholders.
16.2 Change in Control in which Awards are Assumed.
Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, UARs, Restricted Units, Deferred Units, or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:
The Plan and the Options, UARs, Restricted Units, Deferred Units, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, UARs, Restricted Units, Deferred Units, and Other Equity-Based Awards, or for the substitution for such Options, UARs, Restricted Units, Deferred Units, and Other Equity-Based Awards of new common units, options, unit appreciation rights, restricted units, and other equity-based awards relating to the units of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of units (disregarding any consideration that is not common units) and option and unit appreciation rights exercise prices.
16.3 Adjustments.
Adjustments under Section 4.2 and this Section 16 related to Units or other securities of the Partnership shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional Units or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole unit. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Section 4.2 and Sections 16.1 and 16.2. This Section 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event that is not a Change in Control.
16.4 No Limitations on Partnership.
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Partnership to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Affiliate) or engage in any other transaction or activity.
17. GENERAL PROVISIONS
17.1 Disclaimer of Rights.
No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Partnership or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Partnership or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Partnership or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Partnership to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Partnership to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
17.2 Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the unitholders of the Partnership for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.
17.3 Withholding Taxes.
The Partnership or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Units upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Partnership or an Affiliate, as the case may be, any amount that the Partnership or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation, provided that if there is a same-day sale of Units subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Partnership or an Affiliate, which may be withheld by the Partnership or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Partnership or such Affiliate to withhold Units otherwise issuable to the Grantee or (b) by delivering to the Partnership or such Affiliate Units already owned by the Grantee. The Units withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the Units used to satisfy such withholding obligation shall be determined by the Partnership or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy such Grantee’s withholding obligation only with Units that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Units that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of Units pursuant to such Award, as applicable, may not exceed such number of Units having a Fair Market Value equal to the minimum statutory amount required by the Partnership or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Units. Notwithstanding Section 2.16 or this Section 17.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 17.3, for any Unit subject to an Award that are sold by or on behalf of a Grantee on the same date on which such Units may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such Units shall be the sale price of such Units on such date (or if sales of such Units are effectuated at more than one sale price, the weighted average sale price of such Units on such date), so long as such Grantee has provided the Partnership, or its designee or agent, with advance written notice of such sale.
17.4 Captions.
The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
17.5 Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
17.6 Number and Gender.
With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.
17.7 Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
17.8 Governing Law.
The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
17.9 Section 409A of the Code.
The parties intend for the Awards granted under the Plan to be exempt from Section 409A of the Code or, if not so exempt, to be paid or provided in a manner which complies with the requirements of such section, and intend that this Plan shall be construed and administered in accordance with such intention. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, (i) no amounts shall be paid to a Grantee under this Plan until the Grantee would be considered to have incurred a “separation from service” from the Partnership and its Affiliates within the meaning of Section 409A of the Code, (ii) amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following the Grantee’s separation from service shall instead be paid on the first business day after the date that is six (6) months following the Grantee’s separation from service (or death, if earlier), (iii) each amount to be paid or benefit to be provided under this Plan shall be construed as a separately identified payment for purposes of Section 409A of the Code, and (iv) any payments that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires.